UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2017

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 20, 2017, Parsley Energy, Inc. (the “Company”) and its subsidiary, Parsley Energy, LLC, completed the acquisition (the “Double Eagle Acquisition”) of all of the interests in Double Eagle Lone Star LLC, DE Operating LLC, and Veritas Energy Partners, LLC from Double Eagle Energy Permian Operating LLC (“DE Operating”), Double Eagle Energy Permian LLC (“DE Permian”), and Double Eagle Energy Permian Member LLC (together with DE Operating and DE Permian, “Double Eagle”), as well as certain related transactions with an affiliate of Double Eagle.

In connection with the consummation of the Double Eagle Acquisition, on May 3, 2017, the Company amended its current report on Form 8-K filed on April 20, 2017 to, among other things, include the historical audited consolidated financial statements of DE Permian as of and for the years ended December 31, 2015 and December 31, 2016, and the unaudited pro forma consolidated and combined financial information of the Company as of and for the year ended December 31, 2016.

Item 8.01	Other Events.

This Current Report on Form 8-K provides the following additional financial information.

•	Unaudited consolidated financial statements of DE Permian as of and for the three months ended March 31, 2016 and 2017, and the related notes to the unaudited consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited pro forma consolidated and combined financial statements as of and for the three months ended March 31, 2017, and the related notes to the unaudited pro forma consolidated and combined financial statements, attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT	DESCRIPTION

99.1	Historical unaudited consolidated financial statements of Double Eagle Energy Permian LLC as of and for the three months ended March 31, 2016 and 2017.

99.2	Unaudited pro forma consolidated and combined financial statements as of and for the three months ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: August 11, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Historical unaudited consolidated financial statements of Double Eagle Energy Permian LLC as of and for the three months ended March 31, 2016 and 2017.

99.2	Unaudited pro forma consolidated and combined financial statements as of and for the three months ended March 31, 2017.

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